Exhibit 99.2

February 13, 2003


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

Dear Sirs:

Enclosed  are the  Certifications  of the  Chief  Executive  Officer  and  Chief
Financial Officer of Royal Precision, Inc. pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 to accompany our report on Form 10-Q for the quarter ended November 30, 2002 which is being filed this date. The Certifications are also being reported via our report on Form 8-K which is also being filed this date.

Sincerely,

ROYAL PRECISION, INC.

By: /s/ John C. Lauchnor
    ------------------------------------
    John C. Lauchnor, President